SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 28, 2003

Date of Report (Date of earliest event reported)

CORIO, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-31003 (Commission File)	77-0492528 (IRS Employer Identification Number)

959 Skyway Road, Suite 100

San Carlos, CA 94070

(Address of Principal Executive Offices)

(650) 232-3000

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

The following exhibit is furnished herewith:

99.1	Press Release dated October 28, 2003 by Corio, Inc.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is intended to be furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On October 28, 2003, Corio, Inc., a Delaware corporation (“Corio”), announced its financial results for the fiscal quarter ended September 30, 2003 and certain other information. A copy of Corio’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1. The press release included as an exhibit to this report contains “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Corio’s business and other matters contained in the press release are “forward-looking”. The press release also states that additional factors that could cause results to differ from those projected are discussed in our public filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website (http://www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIO, INC.

Date: October 28, 2003	By:	/s/ GEORGE KADIFA

George Kadifa Chief Executive Officer

CORIO, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated October 28, 2003 by Corio, Inc.